UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2024

TIPMEFAST, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaShnura St 1 Zihron Ya’akow, Israel		30950
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(972) 373-70057

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 10, 2024, the Company entered into an Agreement for the Acquisition of Lucent, Inc.

Further information on Lucent can be found at https://www.lucentna.com and https://www.lucentlabs.ai/

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

99.1	Financial Statements of Dijiya Energy Saving Technology Inc., as of December 31, 2023 and 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPMEFAST, INC.

Date: July 22, 2024

By: /s/ Raid Chalil
Raid Chalil,
Chief Executive Officer, Chief Financial Officer, Director